EXHIBIT  10.2

     BRITISH                              Ministry  of Employment and Investment
    COLUMBIA                              Energy  and  Minerals  Division
                                              Mineral  Titles  Branch

                                               Mineral Tenure Number
                                                     Section 52

                              BILL OF SALE ABSOLUTE

Indicate  Type  of  Title:   MINERAL
                            (Mineral  or  Placer)

MINING  DIVISION:    ALBERNI   M.D.

SELLER                                  PURCHASER

I,  EDWARD  SKODA                       TYLERSTONE  VENTURES  CORPORATION
Suite  114,  7350-72nd  Street
Delta,  B.C.
V4G  1H9         952-0900

Client  Number:  124862

For  and  in  consideration  of  the  sum  of  ONE  dollars  ($1.00)

Paid to me, do hereby sell the interest as specified below in the following mineral titles:

     CLAIM  NAME  OR  LEASE          TENURE          PERCENTAGE  OF
             TYPE                    NUMBER          TITLE  BEING  SOLD
             ----                    ------          ------------------

     TYLERSTONE  CLAIM               367927               100%


I declare that I have a good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.


       February  25,  1999                 /s/"Edward  Skoda"
                                          (Signature  of  seller)

If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.